Janus Investment Fund
Janus Henderson Developed World Bond Fund
IMPORTANT NOTICE REGARDING REPOSITIONING OF THE FUND, INCLUDING
MATERIAL CHANGES TO PRINCIPAL INVESTMENT STRATEGIES
Supplement dated September 25, 2026
to Currently Effective Prospectuses
Janus Henderson Investors US LLC (the “Adviser”) has recommended, and the Board of Trustees (the “Trustees”) of Janus Investment Fund, on behalf of Janus Henderson Developed World Bond Fund (the “Fund”), has approved changes to the Fund’s name, investment strategies, and additional benchmark index, as further described below. After undertaking an assessment of the Fund’s current investment strategies, portfolio exposures and portfolio management composition, the Adviser recommended certain changes as part of an initiative to reposition the Fund, enable it to pursue an expanded set of investment opportunities and take advantage of the Adviser’s broader investment capabilities and expertise, including with global credit, emerging markets and asset allocation (the “Repositioning”).
The Trustees are authorized to change the Fund’s non‑fundamental principal investment strategies without a shareholder vote, subject to written notification to shareholders at least 60 days before making any material change. This Supplement serves as the foregoing required notification. Shareholders should consider whether the Fund remains an appropriate investment.
The Repositioning will be effective on or about November 24, 2026.
At that time, the Fund’s prospectuses will be updated accordingly as follows:

1.	Fund Name Change. The Fund’s name will change to Janus Henderson World Bond Fund.

2.	Principal Investment Strategy Change. The Fund’s principal investment strategies will be updated as follows:

a.	The disclosure appearing under “Principal Investment Strategies” in the Fund Summary section of the Fund’s prospectuses is deleted and replaced in its entirety with the following:
The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt instruments. Derivative instruments that provide investment exposure to investments in the Fund’s 80% investment policy, or to one or more of the market risk factors associated with such investments, may be counted toward compliance with the Fund’s 80% investment policy.
Bonds and other debt instruments are used by issuers to borrow money. The issuer usually pays interest at a fixed, variable, or floating rate, and must repay the amount borrowed, usually at the maturity of the security. Bonds and other debt instruments in which the Fund may invest include, but are not limited to, commercial loans (including bank loans, bridge loans, debtor‑in‑possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans), commercial paper, high-yield debt instruments, floating rate obligations, including collateralized loan obligations, credit risk transfer securities (“CRTs”), floating rate senior secured syndicated bank loans, floating rate unsecured loans, and other floating rate bonds, and debt instruments that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities. The Fund may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities.
The Fund normally invests in issuers from several different countries, which may include the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) more than 50% of the issuer’s revenues are derived from one or more countries; or (iii) more than 50% of the issuer’s assets are located in one or more countries. The Fund may have exposure to emerging markets.
Additionally, the Fund may invest its assets in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use swaps, including interest rate, total return and credit-default swaps, and interest rate or bond futures. The Fund may use derivatives for various investment purposes including for hedging purposes, such as to manage portfolio risk or currency risk, to enhance returns, or manage duration. The Fund’s exposure to derivatives will vary. The Fund may engage in short sales of derivatives instruments.
Portfolio management’s investment process is research-driven, incorporating “top‑down” and “bottom‑up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one‑third of its total assets as determined at the time of the loan origination.

b.
Under “Additional Investment Strategies and General Portfolio Policies – Security Selection – Developed World Bond Fund” in the Additional Information about the Funds section of the Fund’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio management’s investment process for Janus Henderson World Bond Fund is research-driven, incorporating “top‑down” and “bottom‑up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.

c.
Under “Additional Investment Strategies and General Portfolio Policies – ESG Integration and Investments” in the Additional Information about the Funds section of the Fund’s prospectuses, the following paragraph replaces the corresponding paragraphs in their entirety:

ESG Integration
As part of a Fund’s investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors may include corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital management and diversity, community relations, human rights, exposure to climate change, biodiversity, and deforestation. Portfolio management focuses on the ESG Factors it considers most likely to have a material impact on the long-term financial performance of the issuer, which includes identifying ESG Factors attributable to a particular region, sector, industry, or issuer. To facilitate its assessment of ESG Factors, portfolio management uses issuer reports, third-party data and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision. Portfolio management may assess the relevance of ESG Factors to its fundamental research process differently across issuers, sectors, regions, and asset classes.

3.	Principal Investment Risks Change. The Fund’s principal investment risks will be updated as follows:

a.	Under “Principal Investment Risks” in the Fund Summary section of the Fund’s prospectuses, the following risk factors are added:
Emerging Markets Risk. Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Loan Risk. Bank loans are obligations of companies or other entities sometimes entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged. Loans are subject to credit risk, interest rate risk, and liquidity risk. Investments in certain commercial loans, such as bridge loans, DIP loans, and mezzanine loans subject the Fund to other risks. Bridge loans involve certain risks in addition to those associated with bank loans, including the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations.
Credit Risk Transfer Securities Risk. CRTs are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Fund have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”
TBA Commitments Risk. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Fund may be less favorable than expected. There is a risk that the security that the Fund buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the Fund’s portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Fund’s investment process may fail to produce the intended results or that the Fund may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.

b.	Under “Principal Investment Risks” in the Fund Summary section of the Fund’s prospectuses, the following risk factors replace the corresponding risk factors:
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.
Sovereign Debt Risk. Investments in U.S. and non‑U.S. government debt securities (“sovereign debt”), especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non‑U.S. sovereign debt, it may be subject to currency risk.

c.	Under “Principal Investment Risks” in the Fund Summary section of the Fund’s prospectuses, the following risk factors are removed:
Geographic Concentration Risk
Europe Risk
ESG Investment Risk
Equity Securities Risk

d.	Under “Risks of the Funds” in the Additional Information about the Funds section of the Fund’s prospectuses, the following risk factor is removed:
ESG Investment and Integration Risk

4.	Additional Benchmark Change. The Fund’s additional benchmark index, Bloomberg Global Aggregate Credit Index (USD Hedged), will be removed.

Please retain this Supplement with your records.

4